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                                                                    EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated November 3, 1998 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-60781.

ARTHUR ANDERSEN LLP



Boston, Massachusetts
November 25, 1998